                                =================
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                =================



3RD QUARTER REPORT
September 30, 2000

To Our Shareholders:                                          November 9, 2000

     For the nine month period ended September 30, Mairs and Power Growth Fund produced a return of 10.9% which compares very favorably with negative returns of -1.4% for the Standard & Poor's 500 and -6.3% for the Dow Jones Industrial Average. The rotation in the stock market, which began in April, has continued through the Fall and has greatly benefitted our portfolio. As of November 8, the Fund measured a year-to-date return of 18.2% compared with -3.1% for the S&P
500. Contributing to our strong performance this year was the buyout for cash of ReliaStar, National Computer Systems and TSI and those three transactions produced a realized capital gain for the Fund of approximately $40,000,000 or $8.00 per share. We currently estimate that the capital gain distribution to be paid on December 28 may approximate $9.00 per share or 8% of the current net asset value. While this distribution is higher than the very low level experienced in recent years, it is still low relative to industry standards. The low portfolio turnover, that has been a distinguishing feature of the Fund since its inception, has resulted in the Fund ranking highly in terms of tax efficiency and we intend to maintain that distinction. We are pleased to announce that shareholders can now use the internet to access our web site (www.mairsandpower.com) to obtain various kinds of information such as the previous day's NAV, investment style, certain data and statistics, forms, reports, and applications.

     The U.S. economy experienced moderating growth in the third quarter with Gross Domestic Product rising at an annual rate of 2.7%, less than half of its 5.6% pace in the second quarter. Domestic demand rose at 2.7%, the slowest pace in three years. Prior to the third quarter, domestic demand had been growing more rapidly than supply, leading to tight labor markets and upward pressure on wages. This has been the chief concern of the Federal Reserve and the reason for the six interest rate increases that have occurred over the past eighteen months. Based on the most recent data, it now appears that the Fed has been successful in engineering the desired soft-landing, that is a period of growth slow enough to assure that inflation remains contained. During the past six years, Congress and the President have represented opposing political parties, which resulted in some degree of gridlock in terms of major policy initiatives. Absent such initiatives, neither new spending programs nor tax cuts took place, resulting in federal budget surpluses over the past three years totaling some $400 billion. In our view, this was exactly the correct fiscal policy for a period characterized by strong economic growth, record low unemployment, and very modest inflation. The November 7th national elections failed to produce a mandate for either party, which may well result in further gridlock due to continuing divided control of government. While this may produce frustration for the electorate, it may also result in further substantial federal surpluses that should benefit both the economy and the financial markets. For the present, this is a sound fiscal policy and complements the wise monetary policy which Greenspan's Federal Reserve has maintained over the past decade. Therefore, we are optimistic that 2001 will be the nation's eleventh consecutive year of economic growth, marked by continuing strength in corporate earnings, accompanied by rising stock valuations. We believe that the Fund is well positioned to capitalize on these trends.

                                                                George A. Mairs
                                                                      President

SCHEDULE OF INVESTMENTS                                     SEPTEMBER 30, 2000
-------------------------------------------------------------------------------

   NUMBER OF                                                                    MARKET
    SHARES                       COMMON STOCKS                                  VALUE
   ---------              -------------------------                           -----------
                        BASIC INDUSTRIES  12.4%
   953,900              BMC Industries, Inc.                               $    6,558,063
   384,000              Bemis Company, Inc.                                    12,336,000
   520,000              Ecolab, Inc.                                           18,752,500
   324,500              H. B. Fuller                                            9,329,375
   502,700              The Valspar Corporation                                11,557,073
   140,000              Weyerhaeuser Company                                    5,652,500
                                                                            -------------
                                                                               64,185,511
                                                                            -------------
                        CAPITAL GOODS  8.0%
   593,600              Donaldson Company, Inc.                                13,059,200
   609,850              Graco Inc.                                             19,667,662
 1,248,100              MTS Systems Corporation                                 8,736,700
                                                                            -------------
                                                                               41,463,562
                                                                            -------------
                        CONSUMER CYCLICAL  8.2%
   520,000              Deluxe Corp.                                           10,562,500
   786,000              Target Corporation                                     20,141,250
   365,800              The Toro Company                                       11,522,700
                                                                            -------------
                                                                               42,226,450
                                                                            -------------
                        CONSUMER STAPLE  9.1%
   524,000              General Mills, Inc.                                    18,602,000
   980,000              Hormel Foods Corporation                               16,353,750
   818,000              SUPERVALU Inc.                                         12,321,125
                                                                            -------------
                                                                               47,276,875
                                                                            -------------
                        FINANCIAL  16.5%
   436,000              St. Paul Companies, Inc.                               21,500,250
   660,000              TCF Financial Corporation                              24,832,500
   490,000              US Bancorp                                             11,147,500
   600,000              Wells Fargo & Company                                  27,562,500
                                                                            -------------
                                                                               85,042,750
                                                                            -------------
                        HEALTH CARE  21.7%
   282,000              Baxter International, Inc.                             22,507,125
    56,400              Edwards Lifesciences Corp. *                            1,230,225
   215,000              Johnson & Johnson                                      20,196,563
   472,000              Medtronic, Incorporated                                24,455,500
   498,000              Pfizer Inc.                                            22,378,875
   415,000              St. Jude Medical, Inc. *                               21,165,000
                                                                            -------------
                                                                              111,933,288
                                                                            -------------
                        TECHNOLOGY  15.1%
   896,000              ADC Telecommunications Inc. *                          24,094,000
   570,000              Ceridian *                                             15,995,625
   348,050              Emerson Electric Co.                                   23,319,350
   408,750              Honeywell International Inc..                          14,561,719
                                                                            -------------
                                                                               77,970,694
                                                                            -------------
                        DIVERSIFIED  3.8%
   213,000              Minnesota Mining & Manufacturing Company               19,409,625
                                                                            -------------
                        TOTAL COMMON STOCKS  94.8%                            489,508,755

                        SHORT TERM INVESTMENTS  5.1%
11,363,428              Firstar Institutional Money Market Fund                11,363,428
15,000,000              Merrill Lynch Institutional Money Market Fund          15,000,000
                                                                            -------------
                                                                               26,363,428
                                                                            -------------
                        TOTAL INVESTMENTS  99.9%                              515,872,183

                        OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%               399,485
                                                                           --------------
                        NET ASSETS  100%                                   $  516,271,668
                                                                           ==============

*Non-income producing


STATEMENT OF NET ASSETS                                                                      AT SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at market value (cost $347,120,147)..................................................   $  489,508,755
Cash.............................................................................................       26,363,428
Dividends and interest receivable................................................................          500,055
Receivables for securities sold, not yet delivered...............................................        2,086,740
Prepaid expense..................................................................................           (9,952)
                                                                                                    --------------
                                                                                                       518,449,026
LIABILITIES
Accrued management fee.................................................     $  255,310
Accrued custodian and transfer agent fee...............................         66,600
Payable for securities purchased, not yet received.....................      1,855,448                   2,177,358
                                                                            -----------             --------------
NET ASSETS
Equivalent to $102.67 per share on 5,028,464 shares outstanding..................................   $  516,271,668
                                                                                                    ==============
STATEMENT OF CHANGES IN NET ASSETS                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------
NET ASSETS, December 31, 1999....................................................................   $  546,836,085
Net investment income, per statement below.............................   $  3,649,636
Distribution to shareholders...........................................     (1,756,555)                  1,893,081
                                                                          -------------
Fund shares issued and repurchased:
   Received for 359,451 shares issued..................................     34,569,244
   Paid for 1,216,884 shares repurchased...............................   (110,873,350)                (76,304,106)
                                                                          -------------
Increase in unrealized net appreciation (depreciation) of investments............................      (15,534,892)
Net gain (or loss) realized from sales of securities.............................................       59,381,500
                                                                                                    --------------
NET ASSETS, September 30, 2000...................................................................   $  516,271,668
                                                                                                    ==============

STATEMENT OF NET INVESTMENT INCOME                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................................................................   $    6,296,782
Interest.........................................................................................          316,885
                                                                                                    --------------
                                                                                                         6,613,667

EXPENSES
Management fee (Note A)................................................   $  2,241,485
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A).................................        364,364
Legal and auditing fees and expenses...................................         21,693
Insurance..............................................................          9,471
Other Fees and Expenses................................................        327,018                   2,964,031
                                                                          -------------               -------------
NET INVESTMENT INCOME                                                                               $    3,649,636
                                                                                                    ==============

NOTE A: THE INVESTMENT ADVISORY FEE WAS PAID TO MAIRS AND POWER, INC., WHICH IS OWNED BY INDIVIDUALS WHO ARE DIRECTORS AND OFFICERS OF THE FUND, FOR ITS SERVICES AS INVESTMENT ADVISER. INVESTMENT ADVISORY FEES ARE PAID TO THE ADVISER PURSUANT TO AN ADVISORY AGREEMENT APPROVED BY THE DIRECTORS OF THE FUND. THE ADVISORY FEE IS COMPUTED EACH MONTH AND IS 1/20TH OF ONE PERCENT OF THE NET ASSET VALUE OF THE FUND ON THE LAST VALUATION DAY OF THE MONTH. THE TRANSFER AGENT FEE WAS PAID TO FIRSTAR MUTUAL FUND SERVICES, LLC WHICH SERVES AS TRANSFER AGENT.
SUPPLEMENTARY INFORMATION: 1) THE DIRECTORS OF THE FUND NOT AFFILIATED
WITH MAIRS AND POWER, INC. RECEIVED A TOTAL OF $60,300.00 COMPENSATION FOR MEETINGS ATTENDED DURING THIS NINE MONTH PERIOD. NO COMPENSATION WAS PAID TO ANY OTHER DIRECTOR OR OFFICER OF THE FUND. 2) NO PROVISION HAS BEEN MADE FOR FEDERAL INCOME TAXES AS IT IS THE INTENTION OF THE FUND TO COMPLY WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE AVAILABLE TO INVESTMENT COMPANIES AND TO MAKE DISTRIBUTIONS OF INCOME AND SECURITY PROFITS WHICH WILL BE SUFFICIENT TO RELIEVE IT FROM ALL OR SUBSTANTIALLY ALL INCOME TAXES. 3) PURCHASES AND SALES OF INVESTMENT SECURITIES DURING THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AGGREGATED $35,883,028 AND $123,918,722 RESPECTIVELY.

                                =================
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                =================

                                 A NO-LOAD FUND
                      W-1420 First National Bank Building,
              332 Minnesota Street, St. Paul, Minnesota 55101-1363
  Investment Adviser: 651-222-8478       Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION
------------------------------------------------------------------------------
This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.


                                                                    PER SHARE
                                                   ----------------------------------------------
                                                                 DISTRIBUTIONS       DIVIDENDS
                                                                  OF REALIZED        FROM NET
                    SHARES         TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
   DATES          OUTSTANDING       ASSETS           VALUE           GAINS             INCOME
-------------    ------------  -------------      ----------     -------------     ------------

Dec. 31, 1980      840,882     $  14,540,014      $  17.29            -            $  0.55
Dec. 31, 1981      861,678        13,148,158         15.26         $  0.74            0.60
Dec. 31, 1982      850,942        16,784,217         19.72            0.58            0.50
Dec. 31, 1983      881,592        18,972,177         21.52            0.70            0.48
Dec. 31, 1984      872,069        17,304,204         19.84            0.76            0.46
Dec. 31, 1985      856,738        21,553,457         25.16            0.86            0.46
Dec. 31, 1986      893,850        22,235,453         24.88            2.74            0.40
Dec. 31, 1987      914,139        19,816,097         21.68            2.29            0.48
Dec. 31, 1988      929,039        20,630,251         22.21            1.21            0.41
Dec. 31, 1989      866,584        22,630,081         26.11            1.83            0.43
Dec. 31, 1990      867,432        22,501,587         25.94            0.70            0.42
Dec. 31, 1991      904,023        31,440,529         34.78            1.58            0.39
Dec. 31, 1992      956,814        34,363,306         35.91            1.16            0.40
Dec. 31, 1993    1,006,285        39,081,010         38.84            1.22            0.43
Dec. 31, 1994    1,064,019        41,889,850         39.37            0.98            0.65
Dec. 31, 1995    1,245,325        70,536,880         56.64            1.51            0.56
Dec. 31, 1996    2,161,246       150,161,759         69.48            1.39            0.71
Dec. 31, 1997    4,760,515       412,590,619         86.67            1.69            1.00
Dec. 31, 1998    6,262,832       580,460,523         92.68            1.36            0.72
Dec. 31, 1999    5,885,897       546,836,085         92.91            5.48            0.93
Sep. 30, 2000    5,028,464       516,271,668        102.67            -               0.35


No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------
The average annual total returns for the Fund (period ended September 30, 2000) are as follows:

 1 Year: +12.9%              5 Years: +17.0%                  10 Years:  +21.0%

Past investment results should not be taken as necessarily representative of future performance.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------
                             OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

George A. Mairs, III        William B. Frels               Peter G. Robb              Lisa J. Hartzell
President and Director    Secretary and Director      Vice-President and Director         Treasurer


Norbert J. Conzemius        Charlton Dietz              Donald E. Garretson           J. Thomas Simonet
    Director                   Director                       Director                   Director